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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) -- December 2, 1996


                                 MONARCH BANCORP
                                 ---------------
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                  0-13551               95-3863296
         ----------                  -------               ----------
(Name or other jurisdiction        (Commission              (IRS Employer
    of incorporation)              File Number)            Identification No.)



30000 TOWN CENTER DRIVE, LAGUNA NIGUEL, CA                              92667
------------------------------------------                              -----
 (Address of principal executive officer)                             (Zip Code)


(Registrants' telephone number, including area code) -- (714) 495-3300
                                                        --------------


                                       NA
                                       --
         (Former name or former address, if changed since last report.)

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On September 30, 1996, Monarch Bancorp (the "Company") completed the acquisition of Western Bank ("Western"), Los Angeles, California in which Western became a wholly-owned subsidiary of the Company.

The 8-K filed on October 3, 1996 did not include the required financial schedules for Item 7, FINANCIAL STATEMENTS AND EXHIBITS. This filing completes Item 7 and should be read in conjunction with the 8-K referenced above.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     23.1      Consent of Ernst & Young, LLP

     99.1      Pro Forma Combined Financial Statements (unaudited)

     99.2 Consolidated Financial Statements, Western Bank, December 31, 1995 and 1994 with Report of Independent Auditors

     99.3 Consolidated Financial Statements, Western Bank, December 31, 1994 and 1993 with Report of Independent Auditors

     99.4 Consolidated Financial Statements, Western Bank, June 30, 1996 and 1995 (unaudited)

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MONARCH BANCORP

Dated: December 2, 1996                    By:  /s/ Arnold C. Hahn
                                               -----------------------------
                                                Arnold C. Hahn
                                                Executive Vice President and
                                                  Chief Financial Officer